UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2006

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On July 12, 2006, Brunswick Corporation announced expectations for the second quarter earnings and provided new earnings estimates for the full year 2006. The news release issued by Brunswick announcing these estimated earnings is incorporated herein by reference, and is included as Exhibit 99.1 to this Current Report on Form 8-K.

In the news release, Brunswick uses non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Operating and statistical measures and certain ratios and other statistical measures are not non-GAAP financial measures. GAAP refers to generally accepted accounting principles in the United States.

Non-GAAP financial measures used in the news release were Brunswick’s estimated diluted earnings per share for the second quarter and the full year 2006. In the news release, the Company stated that it expects to report earnings from continuing operations in the range of $0.93 to $0.94 per diluted share, excluding tax-related items, which falls in the middle of the Company’s previously announced estimate of $0.90 to $0.97. In addition, the Company had previously estimated that diluted earnings per share for the full year 2006 would fall in the range of $3.00 to $3.15, excluding tax-related items, but that a range of $2.40 to $2.55, also excluding tax-related items, is currently more appropriate under the circumstances. In the news release, Brunswick also stated that in 2005 the Company reported earnings from continuing operations of $3.13 per diluted share, excluding stock sale gains and tax-related items.

Brunswick has used the financial measures that are included in the news release for several years, both in presenting its results to stockholders and the investment community and in its internal evaluation and management of its businesses. Brunswick’s management believes that these measures -- including those that are “non-GAAP financial measures”-- and the information they provide are useful to investors because they permit investors to view Brunswick’s performance using the same tools that Brunswick uses and to better evaluate Brunswick’s ongoing business performance. Brunswick’s management believes that presentation of earnings per share excluding (i) non-recurring tax items, and (ii) a first quarter 2005 gain on the sale of securities provide a more meaningful comparison to prior results.

The information in this report and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit
99.1	News Release, dated July 12, 2006, of Brunswick Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Date: July 12, 2006	By:	/s/ MARSCHALL I. SMITH
Name: Marschall I. Smith
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit
99.1	News Release, dated July 12, 2006, of Brunswick Corporation.